NIKE, Inc.
DIVISIONAL REVENUES[1]
(Unaudited)
			% Change	% Change Excluding Currency Changes[2]			% Change	% Change Excluding Currency Changes[2]			% Change	% Change Excluding Currency Changes[2]			% Change	% Change Excluding Currency Changes[2]			% Change	% Change Excluding Currency Changes[2]

	1st Quarter				2nd Quarter				3rd Quarter				4th Quarter				Full Year
(Dollars in millions)	2017	2016			2017	2016			2017	2016			2017	2016			2017	2016
North America
Footwear	$2,518	$2,366	6%	7%	$2,219	$2,162	3%	3%	$2,490	$2,404	4%	3%	$2,457	$2,367	4%	4%	$9,684	$9,299	4%	4%
Apparel	1,317	1,247	6%	6%	1,273	1,221	4%	4%	1,154	1,115	3%	3%	1,142	1,163	-2%	-2%	4,886	4,746	3%	3%
Equipment	196	186	5%	5%	158	164	-4%	-3%	138	164	-16%	-16%	154	205	-25%	-25%	646	719	-10%	-10%
Total	4,031	3,799	6%	6%	3,650	3,547	3%	3%	3,782	3,683	3%	3%	3,753	3,735	0%	1%	15,216	14,764	3%	3%
Europe, Middle East & Africa
Footwear	1,457	1,409	3%	7%	1,116	1,086	3%	7%	1,271	1,257	1%	6%	1,348	1,291	4%	11%	5,192	5,043	3%	8%
Apparel	684	583	17%	22%	588	534	10%	16%	566	507	12%	17%	557	525	6%	12%	2,395	2,149	11%	17%
Equipment	121	112	8%	12%	88	87	1%	7%	88	89	-1%	4%	86	88	-2%	3%	383	376	2%	7%
Total	2,262	2,104	8%	11%	1,792	1,707	5%	10%	1,925	1,853	4%	9%	1,991	1,904	5%	11%	7,970	7,568	5%	10%
Greater China
Footwear	710	599	19%	25%	669	600	12%	16%	776	719	8%	14%	765	681	12%	18%	2,920	2,599	12%	18%
Apparel	269	246	9%	15%	355	306	16%	21%	271	235	15%	22%	293	268	9%	14%	1,188	1,055	13%	18%
Equipment	41	41	0%	4%	31	32	-3%	3%	28	28	0%	7%	29	30	-3%	-3%	129	131	-2%	3%
Total	1,020	886	15%	21%	1,055	938	12%	17%	1,075	982	9%	15%	1,087	979	11%	16%	4,237	3,785	12%	17%
Asia Pacific & Latin America
Footwear	787	749	5%	13%	818	744	10%	14%	777	694	12%	15%	903	743	22%	20%	3,285	2,930	12%	16%
Apparel	279	265	5%	15%	319	301	6%	7%	278	267	4%	8%	309	284	9%	8%	1,185	1,117	6%	9%
Equipment	65	69	-6%	-4%	69	62	11%	11%	67	71	-6%	-6%	66	68	-3%	-3%	267	270	-1%	-1%
Total	1,131	1,083	4%	12%	1,206	1,107	9%	11%	1,122	1,032	9%	11%	1,278	1,095	17%	15%	4,737	4,317	10%	13%
Global Brand Divisions[3]	15	26	-42%	-30%	21	18	17%	17%	19	17	12%	12%	18	12	50%	68%	73	73	0%	2%
TOTAL NIKE BRAND	8,459	7,898	7%	10%	7,724	7,317	6%	8%	7,923	7,567	5%	7%	8,127	7,725	5%	7%	32,233	30,507	6%	8%
Converse	574	555	3%	4%	416	398	5%	5%	498	489	2%	3%	554	513	8%	10%	2,042	1,955	4%	6%
Corporate[4]	28	(39)	—	—	40	(29)	—	—	11	(24)	—	—	(4)	6	—	—	75	(86)	—	—
TOTAL NIKE, INC. REVENUES	$9,061	$8,414	8%	10%	$8,180	$7,686	6%	8%	$8,432	$8,032	5%	7%	$8,677	$8,244	5%	7%	$34,350	$32,376	6%	8%

TOTAL NIKE BRAND
Footwear	$5,472	$5,123	7%	10%	$4,822	$4,592	5%	7%	$5,314	$5,074	5%	7%	$5,473	$5,082	8%	10%	$21,081	$19,871	6%	8%
Apparel	2,549	2,341	9%	12%	2,535	2,362	7%	9%	2,269	2,124	7%	9%	2,301	2,240	3%	4%	9,654	9,067	6%	9%
Equipment	423	408	4%	6%	346	345	0%	2%	321	352	-9%	-7%	335	391	-14%	-14%	1,425	1,496	-5%	-3%
Global Brand Divisions[3]	15	26	-42%	-30%	21	18	17%	17%	19	17	12%	12%	18	12	50%	68%	73	73	0%	2%
TOTAL NIKE BRAND REVENUES	$8,459	$7,898	7%	10%	$7,724	$7,317	6%	8%	$7,923	$7,567	5%	7%	$8,127	$7,725	5%	7%	$32,233	$30,507	6%	8%
[1] Certain prior year amounts have been recast to conform to fiscal 2018 presentation. This includes recast operating segment data to reflect the changes in the Company's operating structure, which became effective June 1, 2017. These changes had no impact on previously reported consolidated results of operations or shareholders' equity.

[2] The percentage change has been calculated using actual exchange rates in use during the comparative prior year period to enhance the visibility of the underlying business trends by excluding the impact of translation arising from foreign currency exchange rate fluctuations, which is considered a non-GAAP financial measure.

[3] Global Brand Divisions revenues are primarily attributable to NIKE Brand licensing businesses that are not part of a geographic operating segment.
[4] Corporate revenues primarily consist of foreign currency hedge gains and losses related to revenues generated by entities within the NIKE Brand geographic operating segments and Converse but managed through our central foreign exchange risk management program.